Exhibit 10.11

Translation from Dutch
This translation can only be used in combination with and as explanation to the Dutch text. In the event of a disagreement or dispute relating to the interpretation of the English text the Dutch text will be binding. This tenancy is subject to Dutch law.

LEASE OF OFFICE ACCOMMODATION
and other commercial accommodation within the meaning of Article 7:230A of the Civil Code

The undersigned:

BioPartner Center Wageningen B.V., having its (registered) address at 6709 PA Wageningen, Nieuwe Kanaal 7, registered in the Trade Register under number 09113198, represented by Mr. J.Th. Gielen, hereinafter referred to as "the Landlord",

AND

Dyadic Nederland B.V., having its registered address at Zeist, Utrechtseweg 48, registered in the Trade Register under number 30186473, Turnover Tax number [.......], represented by Dyadic International Inc., a company organized under the law of [country] with its corporate seat at Jupiter, Florida, United States of America, 140 Intercoastal Pointe Drive Suite 404, registered in the Trade Register at the Department of State, Florida under number p9600018919, duly represented by [...........] hereinafter referred to as "the Tenant",

HAVE AGREED AS FOLLOWS:

The Subjects, Intended use
1.1.
The Landlord hereby lets to the Tenant and the Tenant hereby rents from the Landlord the office accommodation, hereinafter referred to as "the Subjects", whose address is: Nieuwe Kanaal 7, 6709 PA Wageningen, Land Register reference: Wageningen, Section H, number 548, on the third floor phase 3 incubator building BioPartner Center Wageningen, the accommodation is more particularly indicated on the sketch thereof annexed as Appendix 1 to, and forming part of, this contract and initialled by the parties and the official report on transfer, also initialled by the parties, containing details of those systems and other provisions which do and do not form part of the Subjects and also containing a description of the condition in which the Subjects are handed over, supplemented by any photographs initialled by the parties.

Parties shall also confirm in writing which installations, furnishings and other facilities have been installed specifically by the Landlord for the Tenant, i.e. the so-called Tenant-specific investments. This description of state of acceptance shall be drawn up at such time as the Landlord makes available the leased property to the Tenant, and duly initialled and signed, possibly

Landlord's initials	Tenant's initials
1

supplemented by photographic and/or video material. This initialled and signed description shall be appended to and become part of this contract.

Space	Square meters	Intended Use	Permitted floor loading
second floor phase 2	ca. 491 m2	Office and laboratory space	400 kg/m2

1.2.
The Subjects are intended exclusively for use by or on behalf of the Tenant as office and laboratory space for its business being the execution of investigation on contract base for the discovery and expression of natural genes and organism for the production of protein, peptides, enzyme and other biomolecules, which will be used for agriculture, chemical products, diagnostics, food, industrial enzymes, personal care, pharmaceutical and other.

1.3	The Tenant shall not be permitted to allocate a different use to the Subjects than that detailed in 1.2 unless the Landlord has given prior written permission to do so.

1.4	The maximum permitted floor loading in the Subjects is 400 kg/m2.

Conditions
2.1
The "GENERAL TERMS AND CONDITIONS FOR LEASE OF OFFICE ACCOMMODATION, and other commercial accommodation within the meaning of Article 7:230A of the Civil Code", lodged with the Clerk of the Court in The Hague on 11 July 2003 and registered there under number 72/2003, hereinafter referred to as "the General Conditions", shall form part of this contract. The parties are familiar with contents of these General Conditions. The Landlord and the Tenant have each received a copy of them.

2.2	The General Conditions referred to in Clause 2.1 shall apply except insofar as expressly amended in this contract or insofar as their application is not possible in relation to the Subjects.

Duration, extension and termination
3.1	This contract is entered into for a period of 5 (five) years, commencing on September 1, 2007 and continuing up to and including August 31, 2012.

3.2	This contract shall the expiry of the period mentioned in 3.1 continue for periods of 1 (one) year at a time.

3.3	Termination of this contract shall be effected by notice of termination with effect from the end of a rental period, with a period of notice of at least one year.

3.4	Notice of termination must be given by bailiff's service or by registered letter.

Rental, Turnover Tax, Rent Review, Obligation for payment, Payment periods
4.1	The commencing rental for the Subjects amounts to € 99.673,= per annum (in words: ninety-nine thousand six hundred and seventy three euros).

Landlord's initials	Tenant's initials
2

4.2	The parties have agreed that the Landlord shall charge Turnover Tax on the rental.

4.3
If the parties have agreed to rental subject to Turnover Tax, the Landlord and the Tenant shall avail themselves of the opportunity to waive, on the basis of Information Note 45, Order of 24 March 1999, no. VB 99/571, the service of a joint option request for a rental subject to Turnover Tax. By signing the Lease Contract, the Tenant declares, also for the benefit of the Landlord's legal successors, that it shall use the Subjects or cause them to be used continuously for purposes for which a complete or virtually complete deduction of Turnover Tax is available under Section 15 of the Turnover Tax Act 1968.

4.4	The Tenant's financial year runs from *** to *** inclusive.

4.5	The rental shall be reviewed annually as at 1 January 2008, for the first time with effect from 1 January 2008, in accordance with Clause 9.1 to 9.4 inclusive of the General Conditions.

4.6
The amount due by the Tenant for ancillary supplies and services provided by or on behalf of the Landlord shall be determined in accordance with Clause 16 of the General Conditions. A system of advance payments with subsequent re calculation shall be applied to these advance payments as detailed in said Clause.

4.7.1	The Tenant's payment obligations shall comprise per month:
-	the rental;
-	the Turnover Tax (BTW);
-
the advance payment for the ancillary supplies and services arranged by or on behalf of the Landlord, without completeness described in article 5 of this agreement, together with Turnover Tax due thereon;

-	the advance payment for energy cost;
-	Real Estate Tax (Onroerende zaak belasting) in relation to the Subjects.

4.7.2
The Tenant's obligation to pay Turnover Tax on the rental shall discontinue if the Subjects may no longer be let out subject to Turnover Tax, even though the parties have agreed that they should be. In such a case, the payments specified in the provisions of Clause 19.3. a of the General Conditions shall be substituted for Turnover Tax and the advance payment specified in Clause 19.3.a, sub I, shall be set in advance at the as then current tax Turnover Tax rate of the current rental.

4.8	For every payment period of 1 month(s), the payments, on commencement of the Lease, shall be:

-	the rental		€8.306,=
-	the advance payment for ancillary supplies and services - including but not limited to Clause 5 of this contract - arranged by or on behalf of the Landlord,	€	l.555,=
-	the advance payment energy cost		€1.500,=
-	Real Estate Tax	€	pm

TOTAL			€11.361 ,=

Landlord's initials	Tenant's initials
3

(in words: eleven thousand three hundred and sixty one euros) The amounts are excluding Turnover Tax (BTW).

4.9
Taking into account the commencement  date of  the Lease and the Tenant specific investments to be made by the Landlord, the Tenant's first payment shall relate to the period from 1 September 2007 to 30 September 2007 and the amount for this first period shall be €  11.361,= not including BTW. This amount, including BTW, shall be due from the Tenant within one week after signing this agreement.

4.10
The regular payments due by the Tenant to the Landlord under the terms of this Lease, as per Clause 4.8, shall be paid, in advance, in a single sum, in euros, and must be paid in full on or before the first day of the payment period to which they relate. Payments shall be made by direct debt order (automatische incasso-opdracht) to the Landlord at bank account number 85.24.29.479.

4. 11	Unless otherwise stated, all amounts stated in this Lease Contract, and the General Conditions which form part of it, are exclusive of Turnover Tax.

Supplies and services
5.	Parties agree that the following supplies and services are to be provided by or on behalf of the Landlord:

Energy costs for actual use:
-	electricity used;
-	gas used;
-	laboratory ventilation;
-	central heating installation;
-	water use;
-	standing charge including metering.

Operational management, fault clearing service, inspection costs, energy use, insurance, etc. of integral premises installations for:
-	lift;
-	air treatment;
-	central heating;
-	hot water;
-	fire alarm system;
-	intercom;
-	entrance doors; sun blinds;
-	fire extinguishers (and refills);
-	sweeping of chimney and ventilation ducts, cleaning of boilers and burners;

Landlord's initials	Tenant's initials
4

-	shared heat supply, water and lighting, including the costs of fixtures, tubes and bulbs;
-	glass insurance for all exterior windows and window frames;
-	patrolling/security service;
-	washing/cleaning of windows, inc. frames for the general and shared service areas, interior and exterior;
-	disposal of regular garbage, waste paper and all related items (hire of garbage containers, municipal charges, etc.);
-	waste water disposal;
-	garden maintenance;
-	cleaning of general/shared areas and service areas, general areas, parking spaces, including snow clearance;
-	maintenance and replacement of plant boxes, furniture and upholstery in the general/shared areas;
-	service personnel for the premises including the leased section;
-	service costs of towel -, soap dispenser suppliers etc;
-	shared costs of promotion for the Bio Partner Center te Wageningen.
-	6% management and administration costs for the above supplies and services.

Bank Guarantee
6.   The amount of the bank guarantee specified in Clause 12.1 of the General Conditions is hereby established between the parties to be € 40.560,== (in words: forty thousand five hundred and sixty euros). The Tenant is required to submit this bank guarantee within one week of signing the contract.

Manager
7.1	Until the Landlord advises otherwise, the Manager shall be the Landlord.

7.2	Unless agreed otherwise in writing, the Tenant should consult with the Manager on the contents of and all other circumstances pertaining to this Lease.

Special Conditions

8.1
The Tenant is required to comply with all standing orders. The bylaws (attached as appendix) and other established appendices form an integral part of this agreement. The Tenant shall notify its personnel and other persons working for it, of said bylaws and shall ensure their compliance.

8.2
In deviation from article 6.7.1. et seq. and from the General Provisions parties agree that the Landlord shall be applicant for and holder of the required licenses, namely: the Pollution of Surface Waters Act (Wvo), Environmental management Act (Wm) and the user licence. On request the Tenant shall, in good time, provide the Landlord with all necessary information. Furthermore, the Tenant undertakes strictly to comply with all related conditions, costs and all other obligations resulting from the licence (s), without prejudice to the

Landlord's initials	Tenant's initials
5

stipulations of articles 6.8.1. to 6.8.3. inclusive and 6.11.1 to 6.1 1.7 inclusive of the General Provisions, and further to accept all liabilities that may arise, had the license been granted in the name of the Tenant. The Tenant undertakes to indemnify the Landlord unconditionally at law and otherwise. To ensure the Tenant's compliance with said obligations in this matter, the Landlord, or a third party introduced by the Landlord, shall, on prior appointment, have access to the premises at all times. Similarly, in order to comply with legislation or licence conditions the Landlord is authorised to examine all documents of the Tenant and the third parties employed by the Tenant, and if necessary issue unilateral instructions, and further regulations, whereby the Tenant is required to co-operate fully in this. However, the latter in no way releases the Tenant from its obligation to notify the Landlord, by return, of any and all necessary information of importance to the licenses and/or application and changes within its organisation which may influence the license. The full costs related to the changes are for the account of the Tenant. Refusal or withdrawal of the license shall not provide grounds for termination of the lease contract or any or further actions against the Landlord. The Landlord is only subject to an obligation to perform to the best of its ability in regard to the stipulations of this paragraph of the article. Insofar as governmental authorities require that the Tenant itself applies for the license and/or exemption, the stipulations of articles 6.7. I. and the General Provisions apply undiminished.

8.3
The Tenant shall use the Tenant-specific installations stated in article 1.1., and the furnishing of the spaces, correctly and shall properly maintain them, as per legal regulations and the recommendations of the suppliers or manufacturers. All maintenance costs of these Tenant-specific installations and the said furnishings shall be for the account of the Tenant and are not included in the rent as set out in article 4.1 nor in the service costs as set out in article 5 of this agreement. Replacements of the installations (or parts thereof) within ten (10) years after commencement of this contract shall be considered to be maintenance and hence for the account of the Tenant. After the said period of ten years parties shall reach further agreements as to maintenance and replacement of the installations; for so long as parties have not reached said agreement, maintenance and replacement of installations shall be totally for the account of the Tenant.

8.4
Without prejudice to its liability to the Landlord for loss of lease revenues and related costs, the Tenant owes the following amounts as compensation of the Tenant-specific investments financed by the Landlord, should this contract be unexpectedly terminated earlier than agreed for whatever reasons.

Effective date of termination:	Compensation

Date of signing this lease contract until
1 September 2008 inclusive:	€ 195,000
1 September 2008 to 1 September 2009 inc.:	€ 180,000
1 September 2009 to 1 September 2010 inc.:	€ 165,000
1 September 2010 to 1 September 2011 inc.:	€ 145,000
1 September 2011 to 1 September 2012 inc.:	€ 125,000
1 September 2012 to 1 September 2013 inc.:	€ 105,000

Landlord's initials	Tenant's initials

6

1 September 2013 to 1 September 2014 inc.:	€ 85,000
1 September 2014 to 1 September 2015 inc.:	€ 60,000
1 September 2015 to 1 September 2016 inc.:	€ 35,000
1 September 2016 to 1 September 2017 inc.:	no compensation.
These amounts do not include BTW.

Early termination is taken to include the right of the Landlord to dissolve the lease contract without notice of default being required, with immediate effect, in the event that the Landlord deems circumstances to be such as to seriously impede or jeopardise its potential for recovery against the Tenant, without prejudice to the right of the Landlord to demand fulfilment and/or damages from the Tenant.
Said circumstances shall include a petition for suspension of payments or liquidation by the Tenant or in the event that the Tenant, in whatsoever manner, loses control of all or part of its capital. In the event of the dissolution of the Tenant on the basis of the aforesaid, the remaining rent instalments and compensation of the Tenant-specific investments shall be due and payable forthwith: the period of the lease shall terminate at the moment of dissolution. Damages due by the Tenant to the Landlord at any given time shall be due forthwith, and in the case of dissolution by the Landlord, shall in any event be equal to the amount of all remaining rent instalments and compensation of the Tenant-specific investments which would have been due had the contract taken its normal course.

8.5
The premises will be handed over, including the Tenant-specific installations as in article 1.1., together with the current floor and lighting fixtures. No rights can be derived from this. The aforesaid remain the property of the Landlord. The Tenant is responsible for normal use and maintenance. Where the Tenant is of the opinion that a given item/items is/are due for replacement, the costs shall be for its (the Tenant's) account. The prior written approval of the Landlord is required for replacements.

8.6	This contract is governed by Dutch law.

Thus agreed and signed in duplicate

place	date	place	date
*	*	*	*

Signature(s) for Tenant(s)	Signature(s) for Landlord(s)
*	*

Dyadic Nederland B.V.	BioPartner Center Wageningen B.V.

……………	J.Th. Gielen

Signature(s) for Dyadic International

Landlord's initials	Tenant's initials
7

*

Appendices:
the General Conditions
sketch of the leased commercial accommodation
official report on transfer
bylaws
Bank Guarantee

Separate signature(s) of the Tenant(s) (each) acknowledging receipt of a copy of the GENERAL TERMS AND CONDITIONS FOR LEASE OF OFFICE ACCOMMODATION and other commercial accommodation within the meaning of Article 7:230A of the Civil Code, as specified in Clause 2.

Signature(s) of Tenant(s):

Landlord's initials	Tenant's initials
8

Translation from Dutch
This translation can only be used in combination with and as explanation to the Dutch text. In the event of a disagreement or dispute relating to the interpretation of the English text the Dutch text will be binding. This tenancy is subject to Dutch law.

LEASE OF OFFICE ACCOMMODATION
and other commercial accommodation within the meaning of Article 7:230A of the Civil Code

The undersigned:

BioPartner Center Wageningen B.V., having its (registered) address at 6709 PA Wageningen, Nieuwe Kanaal 7, registered in the Trade Register under number 09113198, represented by Mr. J.Th. Gielen, hereinafter referred to as "the Landlord",

AND

Dyadic Nederland B.V., having its registered address at Zeist, Utrechtseweg 48, registered in the Trade Register under number 30186473, Turnover Tax number [.......], represented by Dyadic International Inc., a company organized under the law of [country] with its corporate seat at Jupiter, Florida, United States of America, 140 lntercoastal Pointe Drive Suite 404, registered in the Trade Register at the Department of State, Florida undernumber p9600018919, duly represented by [ ...........] hereinafter referred to as "the Tenant",

HAVE AGREED AS FOLLOWS:

The Subjects, Intended use
1.1	The Landlord hereby lets to the Tenant and the Tenant hereby rents from the Landlord the office accommodation, hereinafter referred to as "the Subjects'', whose address is: Nieuwe Kanaal 7, 6709 PA Wageningen, Land Register reference: Wageningen, Section H, number 548, on the third floor phase 3 incubator build ing BioPartner Center Wageningen, the accommodation is more particularly indicated on the sketch thereof annexed as Append ix 1 to, and forming part of, this contract and initialled by the parties and the official report on transfer, also initialled by the parties, containing details of those systems and other provisions which do and do not fonn part of the Subjects and also containing a description of the condition in which the Subjects are handed over, supplemented by any photographs initialled by the parties.

Parties shall also confirm in writing which installations, furnishings and other facilities have been installed specifically by the Landlord for the Tenant, i.e. the so-called Tenant-specific investments. This description of state of acceptance shall be drawn up at such time as the Landlord makes available the leased property to the Tenant, and duly initialled and signed, possibly
Landlord's initials	Tenant's initials

supplemented by photographic and/or video material. This initialled and signed description shall be appended to and become part of this contract.

Space	Square meters	Intended Use	Permitted floor loading
second floor phase 2	ca. 491 m2	Office and laboratory space	400 kg/m2

1.2
The Subjects are intended exclusively for use by or on behalf of the Tenant as office and laboratory space for its business being the execution of investigation on contract base for the discovery and expression of natural genes and organism for the production of protein, peptides, enzyme and other biomolecules, which will be used for agriculture, chemical products, diagnostics, food, industrial enzymes, personal care, pharmaceutical and other.

1.3	The Tenant shall not be permitted to allocate a different use to the Subjects than that detailed in 1.2 unless the Land lord has given prior written permission to do so.

1.4	The maximum permitted floor loading in the Subjects is 400 kg/m2.

Conditions
2.1	The "GENERAL TERMS AND CONDITIONS FOR LEASE OF OFFICE ACCOMMODATION, and other commercial accommodation within the meaning of Article 7:230A of the Civil Code'', lodged with the Clerk of the Court in The Hague on 11 July 2003 and registered there under number 72/2003, hereinafter referred to as "the General Conditions", shall form part of this contract. The parties are familiar with contents of these General Conditions. The Landlord and the Tenant have each received a copy of them.

2.2	The General Conditions referred to in Clause 2.1 shall apply except insofar as expressly amended in this contract or insofar as their application is not possible in relation to the Subjects.

Duration, extension and termination
3.1	This contract is entered into for a period of 5 (five) years, commencing on September I , 2007 and continuing up to and including August 31, 2012.

3.2	This contract shall the expiry of the period mentioned in 3.1 continue for periods of 1 (one) year at a time.

3.3	Termination of this contract shall be effected by notice of termination with effect from the end of a rental period, with a period of notice of at least one year.

3.4	Notice of termination must be given by bailiff s service or by registered letter.

Rental, Turnover Tax, Rent Review, Obligation for payment, Payment periods
4.1	The commencing rental for the Subjects amounts to € 99.673,= per annum (in words: ninety-nine thousand six hundred and seventy three euros).
Landlord's initials	Tenant's initials

4.2	The parties have agreed that the Landlord shall charge Turnover Tax on the rental.

4.3
If the parties have agreed to rental subject to Turnover Tax, the Land lord and the Tenant shall avail themselves of the opportunity to waive, on the basis of Information Note 45, Order of 24 March 1999, no. VB 99/571, the service of a joint option request for a rental subject to Turnover Tax. By signing the Lease Contract, the Tenant declares, also for the benefit of the Landlord's legal successors, that it shall use the Subjects or cause them to be used continuously for purposes for which a complete or virtually complete deduction of Turnover Tax is available under Section 15 of the Turnover Tax Act 1968.

4.4	The Tenant's financial year runs from **" to *** inclusive.

4.5	The rental shall be reviewed annually as at 1 January 2008, for the first time with effect from 1 January 2008, in accordance with Clause 9.1 to 9.4 inclusive of the General Conditions.

4.6	The amount due by the Tenant for ancillary supplies and services provided by or on behalf of the Landlord shall be determined in accordance with Clause 16 of the General Conditions. A system of advance payments with subsequent re calculation shall be applied to these advance payments as detailed in said Clause.

4.7.1	The Tenant's payment obligations shall comprise per month: the rental;
- the Turnover Tax (BTW);
- the advance payment for the ancillary supplies and services arranged by or on behalf of the Landlord, without completeness described in article 5 of this agreement, together with Turnover Tax due thereon;
- the advance payment for energy cost;
- Real Estate Tax (Onroerende zaak belasting) i n relation to the Subjects.

4.7.2	The Tenant's obl igation to pay Turnover Tax on the rental shall discontinue if the Subjects may no longer be let out subject to Turnover Tax, even though the parties have agreed that they should be. In such a case, the payments specified in the provisions of Clause 19.3. a of the General Conditions shall be substituted for Turnover Tax and the advance payment specified in Clause 19.3.a, sub I, shall be set in advance at the as then current tax Turnover Tax rate of the current rental.

4.8	For every payment period of 1 month(s), the payments, on commencement of the Lease, shall be:
- the rental                                                                                        €  8.306,=
- the advance payment for ancillary supplies
  and services - including but not limited to Clause 5 of this contract - arranged by or on behalf of
Landlord's initials	Tenant's initials

  the Landlord,
- the advance payment energy cost
- Real Estate Tax

€ 1.555,=
€ 1.500,=
€ pm
TOTAL	€ 11.361 ,=
(in words: eleven thousand three hundred and sixty one euros) The amounts are excluding Turnover Tax (BTW).

4.9
Taking into account the commencement date of the Lease and the Tenant specific investments to be made by the Landlord, the Tenant's first payment shall relate to the period from I September 2007 to 30 September 2007 and the amount for this first period shall be € 11.361,= not including BTW. This amount, including BTW, shall be due from the Tenant within one week after signing this agreement.

4. 10	The regular payments due by the Tenant to the Land lord under the terms of this Lease, as per Clause 4.8, shall be paid, in advance, in a single sum, in euros, and must be paid in full on or before the first day of the payment period to which they relate. Payments shall be made by direct debt order (automatische incasso-opdracht) to the Landlord at bank account number 85.24.29.479.

4.11	Unless otherwise stated, all amounts stated in this Lease Contract, and the General Conditions which form part of it, are exclusi ve of Turnover Tax.

Supplies and services
5.           Parties agree that the following supplies and services are to be provided by or on behalf of the Landlord:
Energy costs for actual use:
-electricity used;
- gas used;
- laboratory ventilation;
- central heating installation;
- water use;
- standing charge including metering.

Operational management, fault clearing service, inspection costs, energy use, insurance, etc. of integral premises installations for:
- lift;
- air treatment;
- central heating;
- hot water;
- fire alarm system;
- intercom;
- entrance doors;
- sun blinds;
- fire extinguishers (and refills);
- sweeping of chimney and ventilation ducts, cleaning of boilers and burners;
Landlord's initials	Tenant's initials

- shared heat supply, water and lighting, including the costs of fixtures, tubes and bulbs;
- glass insurance for all exterior windows and window frames;
- patrolling/security service;
- washing/cleaning of windows, inc. frames for the general and shared service areas, interior and exterior;
- disposal of regular garbage, waste paper and all related items (hire of garbage containers, municipal charges, etc.);
- waste water disposal;
- garden maintenance;
- cleaning of general/shared areas and service areas, general areas, parking spaces, including snow clearance;
- maintenance and replacement of plant boxes, furniture and upholstery in the general/shared areas;
- service personnel for the premises including the leased section;
- service costs of towel -, soap dispenser suppliers etc;
- shared costs of promotion for the Bio Partner Center te Wageningen.
- 6% management and administration costs for the above supplies and services.

Bank Guarantee
6.	The amount of the bank guarantee specified in Clause 12.1 of the General Conditions is hereby established between the parties to be €40.560,= (in words: forty thousand five hundred and sixty euros). The Tenant is required to submit this bank guarantee within one week of signing the contract.

Manager
7.1	Until the Landlord advises otherwise, the Manager shall be the Landlord.

7.2	Unless agreed otherwise in writing, the Tenant should consult with the Manager on the contents of and all other circumstances pertaining to this Lease.

Special Conditions

8.1	The Tenant is required to comply with all standing orders. The bylaws (attached as appendix) and other established appendices form an integral part of this agreement. The Tenant shall notify its personnel and other persons working for it, of said bylaws and shall ensure their compliance.

8.2	In deviation from article 6.7.1. et seq. and from the General Provisions parties agree that the Landlord shall be applicant for and holder of the required licenses, namely: the Pollution of Surface Waters Act (Wvo), Environmental management Act (Wm) and the user licence. On request the Tenant shall, in good time, provide the Landlord with all necessary information. Furthermore, the Tenant undertakes strictly to comply with all related conditions, costs and all other obligations resulting from the licence (s), without prejudice to the
Landlord's initials	Tenant's initials

stipulations of articles 6.8.1. to 6.8.3. inclusive and 6.11.1 to 6.1 1 .7 inclusive of the General Provisions, and further to accept all liabilities that may arise, had the license been granted in the name of the Tenant. The Tenant undertakes to indemnify the Landlord unconditionally at law and otherwise. To ensure the Tenant's compliance with said obligations in this matter, the Landlord, or a third party introduced by the Land lord, shall, on prior appointment, have access to the premises at all times. Similarly, in order to comply with legislation or licence conditions the Landlord is authorised to examine all documents of the Tenant and the third parties employed by the Tenant, and if necessary issue unilateral instructions, and further regulations, whereby the Tenant is required to co-operate fully in this. However, the latter in no way releases the Tenant from its obligation to notify the Landlord, by return, of any and all necessary information of importance to the licenses and/or application and changes within its organisation which may influence the license. The full costs related to the changes are for the account of the Tenant. Refusal or withdrawal of the license shall not provide grounds for termination of the lease contract or any or further actions against the Land lord. The Landlord is only subject to an obligation to perform to the best of its ability in regard to the stipulations of this paragraph of the article. Insofar as governmental authorities require that the Tenant itself applies for the license and/or exemption, the stipu lations of articles 6.7.1. and the General Provisions apply undiminished.

8.3	The Tenant shall use the Tenant-specific installations stated in article 1.1., and the furnishing of the spaces, correctly and shall properly maintain them, as per legal regulations and the recommendations of the suppliers or manufacturers. All maintenance costs of these Tenant-specific installations and the said furnishings shall be for the account of the Tenant and are not included in the rent as set out in article 4.1 nor in the service costs as set out in article 5 of this agreement. Replacements of the installations (or parts thereof) within ten (10) years after commencement of this contract shall be considered to be maintenance and hence for the account of the Tenant. After the said period of ten years parties shall reach further agreements as to maintenance and replacement of the installations; for so long as parties have not reached said agreement, maintenance and replacement of installations shall be totally for the account of the Tenant.

8.4	Without prejudice to its liability to the Landlord for loss of lease revenues and related costs, the Tenant owes the following amounts as compensation of the Tenant-specific investments financed by the Landlord, should this contract be unexpectedly terminated earlier than agreed for whatever reasons.

Effective date of termination: Date of signing this lease contract until	Compensation
1 September 2008 inclusive:	€195,000
1 September 2008 to 1 September 2009 inc.:	€180,000
1 September 2009 to 1 September 2010 inc.:	€165,000
1 September 2010 to 1 September 2011 inc.:	€145,000
1 September 201 1 to 1 September 2012 inc.:	€125,000
1 September 2012 to 1 September 2013 inc.:	€105,000
Landlord's initials	Tenant's initials

1 September 2013 to 1 September 2014 inc.:	€85,000
1 September 2014 to I September 2015 inc.:	€60,000
1 September 2015 to 1 September 2016 inc.:	€35,000
1 September 2016 to 1 September 2017 inc.:	no compensation.
These amounts do not include BTW.

Early termination is taken to include the right of the Landlord to dissolve the lease contract without notice of default being required, with immediate effect, in the event that the Landlord deems circumstances to be such as to seriously impede or jeopardise its potential for recovery against the Tenant, without prejudice to the right of the Land lord to demand fulfilment and/or damages from the Tenant. Said circumstances shall include a petition for suspension of payments or liquidation by the Tenant or in the event that the Tenant, in whatsoever manner, loses control of all or part of its capital. In the event of the dissolution of the Tenant on the basis of the aforesaid, the remaining rent instalments and compensation of the Tenant-specific investments shall be due and payable forthwith: the period of the lease shall terminate at the moment of dissolution. Damages due by the Tenant to the Landlord at any given time shall be due forthwith, and in the case of dissolution by the Landlord, shall in any event be equal to the amount of all remaining rent instalments and compensation of the Tenant-specific investments which would have been due had the contract taken its normal course.

8.5
The premises will be handed over, including the Tenant-specific installations as in article 1.1., together with the current floor and lighting fixtures. No rights can be derived from this. The aforesaid remain the property of the Landlord. The Tenant is responsible for normal use and maintenance. Where the Tenant is of the opinion that a given item/items is/are due for replacement, the costs shall be for its (the Tenant's) account. The prior written approval of the Landlord is required for replacements.

8.6	This contract is governed by Dutch law.

Thus agreed and signed in duplicate

place	date	place	date
*	*	*	*

Signature(s) for Tenant(s)		Signature(s) for Landlord(s)
*		*
Dyadic Nederland B.V.		BioPartner Center Wageningen B.V.
*************		J.Th. Gielen
Signature(s) for Dyadic International
Landlord's initials	Tenant's initials

*
Appendices:
the General Conditions
sketch of the leased commercial accommodation official report on transfer bylaws
Bank Guarantee

Separate signature(s) of the Tenant(s) (each) acknowledging recei pt of a copy of the GENERAL TERMS AND CONDITIONS FOR LEASE OF OFFICE
ACCOMMODATION and other commercial accommodation within the meaning of Article 7:230A of the Civil Code, as specified in Clause 2.

Signature(s) of Tenant(s):

Landlord's initials	Tenant's initials